VECTRUS THIRD QUARTER 2017 RESULTS CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER NOVEMBER 7, 2017

SAFE HARBOR STATEMENT Page 2 SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS IN 2017 GUIDANCE ABOUT OUR REVENUE, OPERATING MARGIN, NET INCOME, EPS AND NET CASH PROVIDED BY OPERATING ACTIVITIES FOR 2017 AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, OUR NEW CREDIT FACILITY, DEBT PAYMENTS, EXPENSE SAVINGS, CONTRACT OPPORTUNITIES, BIDS AND AWARDS, COLLECTIONS, BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL,” “ARE CONSIDERING,” "CONTINUE," OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS, OUR HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: OUR DEPENDENCE ON A FEW LARGE CONTRACTS FOR A SIGNIFICANT PORTION OF OUR REVENUE; COMPETITION IN OUR INDUSTRY; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN POTENTIAL OPPORTUNITIES IN OUR PIPELINE; OUR ABILITY TO RETAIN AND RENEW OUR EXISTING CONTRACTS; PROTESTS OF NEW AWARDS; OUR INTERNATIONAL OPERATIONS, INCLUDING THE ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. GOVERNMENT MILITARY OPERATIONS, INCLUDING ITS OPERATIONS IN AFGHANISTAN; CHANGES IN, OR DELAYS IN THE COMPLETION OF, U.S. OR INTERNATIONAL GOVERNMENT BUDGETS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE, MARKETS AND CAPABILITIES; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; OUR MAINTAINING OUR GOOD RELATIONSHIP WITH THE U.S. GOVERNMENT; IMPAIRMENT OF GOODWILL; OUR PERFORMANCE OF OUR CONTRACTS AND OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; OUR COMPLIANCE WITH THE TERMS OF OUR CREDIT AGREEMENT; SUBCONTRACTOR AND EMPLOYEE PERFORMANCE AND CONDUCT; OUR TEAMING ARRANGEMENTS WITH OTHER CONTRACTORS; ECONOMIC AND CAPITAL MARKETS CONDITIONS; ANY FUTURE ACQUISITIONS, INVESTMENTS OR JOINT VENTURES; OUR ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; OUR MAINTENANCE OF SAFE WORK SITES AND EQUIPMENT; OUR COMPLIANCE WITH APPLICABLE ENVIRONMENTAL, HEALTH AND SAFETY REGULATIONS; OUR ABILITY TO MAINTAIN REQUIRED SECURITY CLEARANCES; ANY DISPUTES WITH LABOR UNIONS; COSTS OF OUTCOME OF ANY LEGAL PROCEEDINGS; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; ACCOUNTING ESTIMATES MADE IN CONNECTION WITH OUR CONTRACTS; OUR EXPOSURE TO INTEREST RATE RISK; OUR COMPLIANCE WITH PUBLIC COMPANY ACCOUNTING AND FINANCIAL REPORTING REQUIREMENTS; TIMING OF PAYMENTS BY THE U.S. GOVERNMENT; RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF FROM OUR FORMER PARENT; AND OTHER FACTORS SET FORTH IN PART I, ITEM 1A, – “RISK FACTORS,” AND ELSEWHERE IN OUR 2016 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

Q3 2017 HIGHLIGHTS Page 3 • Q3 2017 financial results o Revenue of $269.6 million o Operating Income $10.1 million o Operating margin of 3.7% o Diluted EPS of $0.51 o Year-to-date net cash provided by operating activities of $22.4 million • Awarded the Range Support Services (RSS) II subcontract adding annual revenue in excess of $20 million through March 2034 • Successfully phased-in contracts • Keesler BOS • Thule Base Maintenance Contract • Year to date contract bookings of $1.3 billion increased backlog to $3.1 billion • Ended Q3 2017 with total debt of $74.5 million; net debt(1) $11.1 million (1) Net Debt is defined as total debt less cash

BUSINESS UPDATE Page 4 • Updating 2017 guidance • New business and contract update o Over $6 billion in potential new business opportunities identified over the next 12 months o Approx. $400 million of proposals submitted and pending potential award • K-BOSSS and LOGCAP V update • Negotiated commitment letters and a term sheet for a new and expanded credit facility • Capital deployment will focus on organic and inorganic growth opportunities that aligns with our strategy and increases shareholder value

2017 FINANCIAL RESULTS Page 5 (in millions except Operating Margin and Diluted Earnings Per Share) Q3 2017 Q3 2016 vs 2016 Q3 2017 Q3 2016 vs 2016 Revenue 269.6$ 283.8$ (14.2)$ 819.0$ 902.4$ (83.4)$ Operating Income 10.1$ 11.2$ (1.1)$ 30.9$ 34.3$ (3.3)$ Operating Margin 3.7% 3.9% (0.2)% 3.8% 3.8% 0.0% Net Income 5.8$ 6.6$ (0.8)$ 17.9$ 19.2$ (1.3)$ Diluted Earnings Per Share 0.51$ 0.60$ (0.09)$ 1.61$ 1.76$ (0.15)$ Net Cash Provided by Operating Activities 22.4$ 33.5$ (11.1)$ Three Months Ended Nine Months Ended

$140.0 $137.4 $114.0 $85.0 $74.5 12.0 15.0 2.6 11.4 14.0 3.5 3.5 3.5 $50 $60 $70 $80 $90 $100 $110 $120 $130 $140 $150 9/30/14 Debt Balance 2014 12/31/14 Debt Balance 2015 2015 12/31/15 Debt Balance 2016 2016 12/31/16 Debt Balance 1Q17 2Q17 3Q17 9/29/2017 Debt Balance Voluntary Payments Mandatory Payments DEBT PROFILE Page 6 ($M) Total Debt Payment History: Mandatory $38.5M Voluntary $27.0M Total $65.5M Cash balance end of Q3: $63.4M Net debt (1) end of Q3: $11.1M (1) Net Debt is defined as total debt less cash

BACKLOG(1) Page 7 (2) (1) Total backlog represents firm orders and potential options on multi-year contracts, excluding potential orders under IDIQ contracts. Backlog also excludes contracts awarded to Vectrus but currently in protest with the GAO or the Federal Court of Claims. • Total backlog $3,058 million as of September 29, 2017 o Funded backlog $824 million o Unfunded backlog $2,234 million $0.8 $0.7 $0.9 $0.9 $0.8 $1.3 $1.7 $2.0 $1.9 $2.3 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Funded Unfunded $2.4 $2.9 $2.8 $2.1 $3.1 ($B)

2017 GUIDANCE SUMMARY Page 8 2017 guidance assumptions: • Capital expenditures approximately $2.0 million • Depreciation and amortization approximately $2.3 million • 2017 mandatory debt payments $11.5 million • Interest expense approximately $5.1 million • Estimated tax rate of 35.5% • Diluted EPS assumes 11.3 million weighted average diluted shares outstanding at December 31, 2017 Updating 2017 guidance: (in millions except Operating Margin and Dluted Earnings Per Share) (Prior) 2017 Mid (Updated) 2017 Mid 2016 Var to Updated 2017 Mid %Var Revenue 990$ to 1,090$ 1,080$ to 1,100$ 1,040$ 1,090$ $1,191 (101)$ (8.4)% Operating Margin 3.40 % to 3.60% 3.50 % to 3.70% 3.50% 3.60% 3.6% 0 bps Net Income 18.7$ to 22.3$ 21.1$ to 23.0$ 20.5$ 22.0$ $23.7 (1.7)$ (7.3)% Diluted EPS 1.68$ to 2.00$ 1.87$ to 2.03$ 1.84$ 1.95$ $2.16 (0.21)$ (9.7)% Net Cash Provided by Operating Activities 22.0$ to 28.0$ 24.0$ to 30.0$ 25.0$ 27.0$ $36.6 (9.6)$ (26.2)% (Prior) 2017 Guidance (Updated) 2017 Guidance

CHUCK PROW PRESIDENT AND CHIEF EXECUTIVE OFFICER MATT KLEIN SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER VECTRUS THIRD QUARTER 2017 RESULTS